FIRST AMENDMENT TO CARRY AGREEMENT

This First Amendment to Carry Agreement (this “Amendment”), dated as of July 15, 2012, but effective as of August 1, 2012, is between American Eagle Energy Corporation, a Nevada corporation (“AEEC”), and American Eagle Energy Inc., a Nevada corporation (“AEEI” and together with AEEC, “AEE”), each of whose address is 2549 W. Main Street, Suite 202, Littleton, Colorado 80120, and NextEra Energy Gas Producing, LLC, a Delaware limited liability company (“NEGP”), whose address is 601 Travis Street, Suite 1900, Houston, Texas 77002. AEE and NEGP are sometimes referred to herein as a “Party” or the “Parties.”

RECITALS

A. AEE and NEGP are parties to a Carry Agreement dated as of April 16, 2012 (the “Agreement”).

B. AEE and NEGP desire to amend the Agreement as set forth in this Amendment.

In consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

AGREEMENT

1.1 Defined Terms and References. Capitalized terms used but not defined in this Amendment shall have the meanings assigned in the Agreement. References in this Amendment to Sections shall mean Sections of the Agreement.

1.2 Amendments to Agreement.

(a) Four additional oil and gas wells shall be added to the Agreement as “Carry Wells.” The Drilling Schedule to the Agreement is amended and restated in its entirety to read as set forth in Exhibit B attached to this Amendment.

(b) Section 2.1(a) shall be amended in its entirety to read as follows:

AEE shall Drill and Complete ten oil and gas wells (each a “Carry Well”) in which NEGP shall participate pursuant to the terms of this Agreement, at the Approved Drilling Locations within the Property. AEE shall use commercially reasonable efforts to drill the Carry Wells in the order set forth in the Drilling Schedule and within one year from the Effective Date (except for Wells #7, 8, 9 & 10 on the Drilling Schedule, which AEE shall use commercially reasonable efforts to drill on or before April 1, 2013); provided AEE may drill a Carry Well in a different order from time to time if AEE deems, in its good faith judgment (and with prior notice to NEGP), such a variation is necessary or prudent due to a change in circumstances affecting conduct, timing or costs of drilling operations. AEE shall use commercially reasonable efforts to obtain a second drilling rig as soon as possible after August 1, 2012 in order to drill Wells #7, 8, 9 & 10 on the Drilling Schedule. If AEE does not commence operations to Drill and Complete a certain Carry Well within one year from the Effective Date (or, for Wells #7, 8, 9 & 10 on the Drilling Schedule, on or before April 1, 2013), notwithstanding anything to the contrary in this Agreement, NEGP shall not be required to participate in, or pay any Costs of Drilling and Completing with respect to, such Carry Well and the Carry Obligation (as hereinafter defined) for such Carry Well shall cease to apply.

1.3 Incorporation. The other provisions of the Agreement, to the extent not amended hereby, shall be incorporated in this Amendment and deemed to be a part hereof. This Amendment shall constitute a part of the Agreement, and shall be construed and interpreted in accordance therewith.

1.4 Representations. Each Party represents to the other Parties that its representations contained in Sections 4.1 to 4.3 and 5.1 to 5.3 of the Agreement, as applicable are true and accurate as of the date of this Amendment, and that such representations are deemed to be given or repeated by each party, as the case may be, on the date of this Amendment.

1.5 Effect of Amendment. This Amendment shall bind and inure to the benefit of the Parties and their respective successors and assignees. Except as specifically provided for in this Amendment: (a) the Agreement shall remain in full force and effect, (b) this Amendment shall not modify or affect the terms, conditions or provisions of the Agreement, and (c) nothing contained in this Amendment shall be deemed to be, or construed as, a waiver of any such terms, conditions or provisions, or as a waiver of any other term, condition or provision.

[signatures on next page]

The Parties have executed this Agreement effective as of the date first written above.

AMERICAN EAGLE ENERGY CORPORATION
By:	/s/ Brad Colby
Name:	Brad Colby
Title:	President

AMERICAN EAGLE ENERGY INC.
By:	/s/ Thomas G. Lantz
Name:	Thomas G. Lantz
Title:	Chief Operating Officer

NEXTERA ENERGY GAS PRODUCING, LLC
By:	/s/ Lawrence A. Wall, Jr.
Name:	Lawrence A. Wall, Jr.
Title:	President

SIGNATURE PAGE TO FIRST AMENDMENT TO CARRY AGREEMENT

EXHIBIT B

DRILLING SCHEDULE

WELL #	WELL NAME	WELL LOCATION					SPACING UNIT SIZE
		SECTION	TOWNSHIP	RANGE	COUNTY	STATE
1	CHRISTIANSON 15-12-163-101	1 & 12	T163N	R101W	DIVIDE	ND	1279.36
2	CODY 15-11-163-101	2 & 11	T163N	R101W	DIVIDE	ND	1278.40
3	COPLAN 1-3-163-101	3 & 10	T163N	R101W	DIVIDE	ND	1277.60
4	TBD	4 & 9	T163N	R101W	DIVIDE	ND	1277.20
5	TBD	28 & 33	T164N	R101W	DIVIDE	ND	785.91
6	TBD	26 & 35	T164N	R101W	DIVIDE	ND	725.91
7	TBD	1 & 12	T163N	R101W	DIVIDE	ND	1279.36
8	TBD	3 & 10	T163N	R101W	DIVIDE	ND	1277.60
9	TBD	4 & 9	T163N	R101W	DIVIDE	ND	1277.20
10	TBD	28 & 33	T164N	R101W	DIVIDE	ND	785.91
B-1